BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement               [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
Section 240.14a-12


                          BestNet Communications Corp.
                     (formerly Wavetech International, Inc.)
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:


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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4) Proposed maximum aggregate value of transaction:


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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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5) Total fee paid:


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[ ] Fee paid previously with preliminary materials:


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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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                          BestNet Communications Corp.
                         5075 Cascade Road, SE, Suite A
                             Grand Rapids, MI 49546

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 2003

To Our Shareholders:

     The 2003 Annual Meeting of Shareholders of BestNet Communications Corp., a Nevada corporation ("BestNet" or the "Company"), will be held at the Doubletree Suites Phoenix Gate located at 320 N. 44th Street, Phoenix, Arizona, 85008 on September 17, 2003, at 10:00 a.m., Mountain Standard Time, for the following purposes:

     1. To elect six (6) directors to serve for a two year term;

     2.To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of BestNet's $.001 par value common stock (the "Common Stock") from 50,000,000 to 100,000,000 shares, for the purposes of: (a) providing sufficient shares of Common Stock for conversion and exercise of convertible securities offered in connection with the Company's March 2003 Unit Offering; and (b) providing additional shares of Common Stock for the continued growth of BestNet to include strategic acquisitions;

     3.To ratify the selection of Semple & Cooper, LLP, as independent auditors for the Company;

     4.To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

     The Board of Directors has fixed the close of business on August 11, 2003, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Shares of Common Stock may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2002 Annual Report, which includes audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the Record Date.

     Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals.

                                            By Order of the Board of Directors

                                            /s/  Robert A. Blanchard
                                            ----------------------------------
                                                 Robert A. Blanchard
                                                 Chairman, President & CEO

Grand Rapids, MI
August 5, 2003


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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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          IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT
        THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE
             ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH
                      REQUIRES NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.
                          BestNet Communications Corp.
                         5075 cascade Road, SE, Suite A
                             Grand Rapids, MI 49546

                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

     This Proxy Statement is being furnished to shareholders of BestNet Communications Corp., a Nevada corporation ("BestNet" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2003 Annual Meeting of Shareholders of the Company to be held on September 17, 2003, at 10:00 a.m., Mountain Standard Time, at the Doubletree Suites Phoenix Gate located at 320 N. 44th Street, Phoenix, Arizona, 85008 and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Annual Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy Card are being mailed on or about August 18, 2003.

Solicitation And Voting Of Proxies

     Only shareholders of record at the close of business on August 11, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date,_______________ shares of common stock, par value $.001 per share (the "Common Stock"), were issued and outstanding.

     Each shareholder present at the Annual Meeting, either in person or by proxy, will be entitled to one vote for each share of Common Stock held of record on the Record Date on each matter of business to be considered at the Annual Meeting. The six (6) nominees receiving a plurality of votes by shares represented and entitled to vote at the Annual Meeting, if a quorum is present, will be elected as Directors of the Company.

     All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no specification is indicated and authority to vote is not specifically withheld, the shares will be voted: (i) "for" the election of the incumbent persons named in the proxy to serve as Directors; (ii) "for" the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares; and
(iii) "for" the ratification of Semple & Cooper, LLP as the independent auditors of the Company. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum and have the same effect as "no" votes in determining whether the proposals are approved.


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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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     The Board of Directors does not know of any matter other than the election of directors, amendment to the Articles of Incorporation, and the ratification of independent auditors that is expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

Revocability of Proxies

     Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(c) attending the Annual Meeting and voting in person, provided that the shareholder notifies the Secretary of the meeting of his or her intention to vote in person at any time prior to the voting of the proxy. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

Solicitation

     The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

General Information

     The Company's current directors include, Robert A. Blanchard, Paul H. Jachim, Randel S. Moore, James B. Woodcock and Christopher J. Grant. The Board of Directors nominates these current directors as nominees for election as directors in the election to be held at the Annual Meeting.

     The Board of Directors intends to vote its proxies for the election of its nominees, for a term to expire two years from this 2003 Annual Meeting date. The six (6) nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.


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Information Concerning Directors, Nominees And Officers

     The following table sets forth the name, age and position of the officers and directors of the Company:

NAME                      AGE    POSITION
--------------------------------------------------------------------------------

Robert A. Blanchard        47     Chairman, President, and Chief Executive
                                  Officer
Paul H. Jachim             45     Chief Operating and Chief Financial Officer,
                                  Director and Secretary
Randel S. Moore            39     Director
James B. Woodcock          47     Director
Christopher J. Grant       42     Director
Richard Bourke             56     Nominee for Director



     Biographical information regarding the Company's directors is set forth below.

     Robert A. Blanchard - Chairman, President & CEO - Prior to joining BestNet, Robert A. Blanchard was President & COO of ProNet Global, Inc., a privately-held corporation dedicated to world-wide strategic growth and support of independent business owners affiliated with Quixtar, a leading e-commerce organization. Through ProNet, Robert was President/CEO of the e-Alliance, a worldwide strategic alliance of marketing organizations and strategic partnerships representing approximately $2 billion in annual sales. Prior to joining ProNet, Robert was Vice President of Strategy & Business Development for Reliable Energy, Inc., a management-consulting firm for commercial and industrial users of natural gas and electricity. Robert also has served as Corporate Director for US Xchange, LLC, a facilities-based provider of competitive telecommunication services (CLEC), Director of Administration for W.K. Kellogg Foundation and Director of North America for Amway Corporation. Robert holds an MBA from Northwestern University and Baccalaureate from Central Michigan University.

     Paul H. Jachim - Chief Operating and Chief Financial Officer - Paul H. Jachim's background includes extensive and diverse operations experience in technology, service, industrial and consumer product companies. Most recently, Mr. Jachim was President and COO of Pacific TelCom, a unified communication solution provider and co-owner of a communication network across North America. Prior to joining Pacific TelCom as President and CEO, he led the successful creation and launch of Spectra Service Inc., a supply chain service subsidiary of Union Camp Corporation now International Paper, Memphis, TN. From 1995 until 1997, as Director of Service Operations, Mr. Jachim started up a North American network of supply chain management facilities for Menasha Corporation, Neenah, WI. Prior to joining Menasha Corporation he held various positions with Procter & Gamble in Cincinnati, OH. His education consists of a Bachelors Degree in Engineering and an MBA from Kellogg Graduate School of Management, Northwestern University.

     Randel S. Moore - Mr. Moore has served as Chief Investment Officer of Network Twenty-One in Duluth, Georgia since 1999. He is responsible for all corporate business development and corporate investments along with all real estate and private equity investments for the corporation and founders' portfolio of Network Twenty-One. From 1989-1999, Randel Moore served as

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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President and CFO of The Zures Companies, Inc. of San Diego, CA, where he managed and invested in private equity investments in telecommunications, technology, manufacturing and real estate. He was also Managing Partner of a Venture Capital Fund and Director for five operating businesses. Mr. Moore has a B.B.A. in Accounting from University of San Diego.

     Christopher J. Grant - Mr. Grant is the Principal in Christopher J. Grant Associates, LLC, a full service marketing consulting firm based in Wheaton, Ill. From 1998 to 2002 he was Senior Vice President for ServiceMaster(NYSE: SVM), Downers Grove, IL, where he had responsibility for marketing, sales support, communications, new product development and research development for the Management Services Unit. Mr. Grant also served from 1994 to 1998 as Vice President of Marketing for HarperCollins and had full responsibility for marketing, retail, communications and research initiatives for the Zondervan Publishing Unit. From 1985 to 1994, he served as Vice President for CTI Publishing of Carol Stream, IL. Mr. Grant has a Bachelors Degree from Wheaton College and Master Degree in Journalism from the Medill School of Journalism, Northwestern University.

     James B. Woodcock - Mr. Woodcock is President and Founder of Executive Excellence of Grand Rapids, MI, a strategic consultancy to CEO's, presidents and business owners, since 2001. From 1999 to 2001 Mr. Woodcock serviced as President and CEO of Iserv, West Michigan's largest independent ISP, and also served as Vice President of Sales and Marketing while at Iserv. From 1994 to 1999, Mr. Woodcock was the Senior Sales Manager - Michigan while at MCI WorldCom, and previously held positions in telecommunications with Ameritech. Mr. Woodcock has a Bachelors Degree from Spring Arbor University and currently is on their Board of Trustees.

     Richard Bourke - Mr. Bourke was an officer and director of Traffic Technology, Inc., a public company commercializing patented traffic signal technology located in Scottsdale, Arizona, from July, 2000 until the end of 2002, when it was merged with CalbaTech, Inc., an early stage life sciences company located in Irvine, California. He was a director of CalbaTech, Inc. until April, 2003. Since 1998 he has been Founder, Chairman and Chief Executive Officer of National Integrative Medicine, Inc., a start-up healthcare services company located in Scottsdale, Arizona. From 1994 to 1997, he was Executive Vice President and Chief Financial Officer of The Little Gym International, Inc., Scottsdale, Arizona, an international provider of children's development programs. From 1992 through 1993, he was Vice President of Corporate Finance for Norcross Securities, a registered securities broker-dealer in Phoenix, Arizona. From 1987 to 1994, he was President of Bourke & Company, a financial consulting firm. From 1982 to 1987, he was President of the Development Corporation of Montana, a geographically targeted risk capital firm. From 1982 to 1986, he was President of Montana Beverages, Ltd., and from 1976 to 1990, he was Vice President of Air Plastics, Inc. He holds a B.A. from Northwestern University and an MBA from Columbia University Graduate School of Business.

Board And Committee Meetings

     To date, there have been four (4) meetings of the Board of Directors during fiscal 2003. No director attended less than 75% of the Board meetings while serving as such Director or less than 75% of all committee meetings on which he served as a committee member. Following the resignation of Gerald I. Quinn and

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Herman Haenert from the board in November 2002, the Board consisted of Robert A.
Blanchard and Paul H. Jachim until January 2003, when three independent directors were appointed: Randel S. Moore, James B. Woodcock and Christopher J. Grant.

     The audit and compensation committees are the standing committees of the Board of Directors.

     In the previously filed proxy statement dated August 8, 2000 members of the Company's audit committee included Gerald I. Quinn, John P. Clements and Rosnani Atan. The Company's current audit committee consists of its three independent directors, Randel S. Moore, James B. Woodcock and Chistopher J. Grant. The principal functions of the audit committee include recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, and reviewing and monitoring the provision of non-audit services by the Company's auditors. In addition, the current audit committee is charged with overseeing the Company's compliance with all Sarbanes-Oxley Act requirements.

     The compensation committee, in the previously filed proxy dated August 8, 2000 consisted of Gerald I. Quinn, Alexander Christopher Lang and Rosnani Atan. Today, the committee is comprised of the Company's three independent directors, Randel S. Moore, James B. Woodcock and Chistopher J. Grant. The compensation committee oversees the design and implementation of all executive compensation, stock options, bonus plans, retirement plans and other compensation related issues that the Board of Directors deems appropriate for consideration. As a result of vacancies caused by the resignation of certain directors, the compensation committee remained largely inactive until May 2003. Since June 2002, no changes have been made to current executive compensation nor have any options included in executive contracts for fiscal 2002 been granted.

Compensation Of Directors

     Directors who are employees of the Company receive no additional compensation for serving as directors. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance of Board meetings. During fiscal 2003, the Company has to date spent approximately $3,000 for expenses incurred in connection with board meeting attendance.

     In addition, the Company's 2000 Stock Incentive Plan (the "Plan") provides that each new director receive an initial grant of options to purchase 20,000 shares of Common Stock upon election to the Board and annual grants of 10,000 options for each year of service thereafter. The annual grant date is the fifth day after the Company publicly announces its annual operating results for the preceding fiscal year. Any director who receives an initial grant within 90 days of the annual grant date is not eligible for the annual grant.

     In addition, non-employee Board members serving on the audit committee receive an additional option to purchase 5,000 shares of Common Stock upon their designation to the audit committee.

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     Each annual grant of options shall vest and be exercisable 12 months after the date of grant. Each initial grant shall vest and become exercisable in a series of three equal and successive installments including the grant date and 12 and 24 month anniversaries, respectively. A condition of vesting is the director's continuing service on the Board of Directors.

     Given recent demands placed on boards of directors with the implementation of the Sarbanes-Oxley Act, management feels the Company's director compensation practices are lacking. Upon obtaining adequate resources, management will implement compensation changes commensurate with the heightened duties placed on directors.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission (the "Commission"). Such officers, directors and shareholders are also required by Commission rules and regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2003, its officers, directors and greater than 10% shareholders complied with the reporting requirements of Section 16(a), with the exception of Softalk, Inc. The Company can attest to neither the accuracy nor the timeliness of Softalk, Inc.'s filings.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of July 28, 2003, by: (i) each director of the Company, (ii) the Chief Executive Officer of the Company, and certain other executive officers of the Company, as set forth in the Summary Compensation Table (collectively, the "Named Executive Officers"), (iii) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and (iv) all executive officers and directors as a group.

     In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied by executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the Commission.

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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Name And Address Of                   Amount And Nature Of           Percent
Beneficial Owner(1)                Beneficial Ownership(2)(3)     Of Class(%)(3)
--------------------------------------------------------------------------------

Robert A. Blanchard (5)                       75,000                     .25
Paul H. Jachim (6)                            81,000                     .27
Randel S. Moore (7)                            6,666                     .02
James B. Woodcock (7)                          6,666                     .02
Chris J. Grant (7)                             6,666                     .02
Softalk, Inc.                              9,892,538                   27.46
   370 Queens Quay West
   Suite 301
   Toronto, Ontario  M5V 3J3 (4)
Cedar Avenue LLC.                          4,032,634                   13.27
Anthony Silverman (8)                      2,865,591                    9.40
Jerry Peterson (9)                         1,800,000                    5.95
All directors and officers as a
group (5 persons)                            174,998                     .58

------------------

(1) Unless otherwise noted, the address of each holder is 5075 Cascade Road SE, Suite A, Grand Rapids, MI 49546.

(2) The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of July 15, 2003, through the exercise of any stock option or other right. Such shares of Common Stock subject to options or rights that are currently exercisable or exercisable within 60 days of July 15, 2003, are deemed outstanding for purposes of computing the percentage of the person holding such options or rights, but are not deemed outstanding for computing the percentage of any other person.

(3) The amounts and percentages in the table are based upon 29,948,104 shares of Common Stock outstanding as of July 28, 2003.

(4) Includes five-year warrants to purchase the Company's Common Stock, granted on October 25, 1999 as follows: 3,246,753 at an exercise price of $3.25 per share; 1,000,000 at an exercise price of $5.00 per share; 1,000,000 at an exercise price of $10.00 per share. Includes 425,000 shares subject to options granted pursuant to the Company's Plan which are currently exercisable or become exercisable (at per share exercise price of $1.00) within 60 days of July 28, 2003.

(5) 75,000 shares subject to options granted pursuant to the Company's Plan which are currently exercisable or become exercisable (at per share exercise prices of $0.73 to $2.90) within 60 days of July 28, 2003.

(6) 80,000 shares subject to options granted pursuant to the Company's Plan which are currently exercisable or become exercisable (at per share exercise prices of $0.73 to $1.55) within 60 days of July 28, 2003.

(7) 6,666 shares subject to options granted pursuant to the Company's Plan which are currently exercisable or become exercisable (at per share exercise price of $0.60) within 60 days of July 28, 2003.

(8) Includes 550,000 shares subject to warrants granted by the Company which are currently exercisable or become exercisable (at per share exercise prices of $0.50 to $2.50) within 60 days of July 28, 2003.

(9) Includes 200,000 shares subject to a convertible promissory note. Includes 100,000 shares subject to warrants granted by the Company which are currently exercisable or become exercisable (at per share exercise price of $1.50) within 60 days of July 28, 2003.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid for services rendered to us for the fiscal years ended August 31, 2002, 2001 and 2000 by our other employees whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers"). None of the Company's other employees received compensation in excess of $100,000 (USD) during the last completed fiscal year.

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                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                                Long Term Compensation
                                   ----------------------------------      -------------------------------------------------------
                                                                                     Awards                       Payouts
                                                                           --------------------------      -----------------------
                                                         Other Annual                      Securities
                                   Salary      Bonus        Bonus          Restricted      Underlying       LTIP       All Other
      Name and                     -------     -----     Compensation        Stock          Options/       Payouts    Compensation
  Principal Position      Year       ($)        ($)          ($)           Awards ($)       SARs ($)         ($)         ($)(1)
  ------------------      ----       ---        ---          ---           ----------       --------         ---         ------
Robert A. Blanchard       2002     190,000       --           --              --            200,000          --            --
President and CEO         2001       7,308       --           --              --            475,000          --            --
(2) (3)

Paul H. Jachim            2002     123,750       --           --              --            560,000          --            --
CFO and COO               2001        --         --           --              --               --            --            --
(4)  (5)


(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the officers listed.

(2) Mr. Blanchard was appointed President and CEO of the Company on August 20, 2001. Mr. Blanchard's annual salary is $190,000.

(3) On June 19, 2001, Mr. Blanchard was granted options to purchase 500,000 shares, at a per share exercise price of $2.90. These shares vest, if ever, over a three year period. On February 22, 2002, Mr. Blanchard's option agreement with the corporation was modified by mutual consent to 475,000 shares at a per share price of $2.90 and 200,000 at a per share price of $.73. These shares vest, if ever, based on performance, over a three-year period.

(4) Mr. Jachim was appointed Chief Operating and Chief Financial Officer of the Company on December 1, 2001. His annual salary is $165,000.

(5) On December 1, 2001, Mr. Jachim was granted options to purchase an aggregate of 400,000 shares of our common stock at a per share exercise price of $1.55 per share. These shares vest, if ever, based on performance, over a three-year period. On February 22, 2002, Mr. Jachim was granted 160,000 options to purchase shares of stock at $.73. These shares vest, if ever, based on performance, over a three-year period.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table lists the grants of stock options during the 2002 fiscal year to the Named Executive Officer.

                              Number of
                             Securities           Percent Of Total
                             Underlying           Options Granted
                               Options            To Employees In        Exercise Or Base
         Name              Granted (#)(1)           Fiscal Year            Price ($/Sh)        Expiration Date
------------------------ -------------------- ------------------------- -------------------- --------------------
Robert A. Blanchard            200,000                 17.94%                  $.73             June 19, 2011
Paul H. Jachim                 560,000                 50.22%               $1.55/$.73        December 1, 2011

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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(1)  Except as otherwise indicated, all of the options vest and become exercisable as follows: based on achievement of business objectives as approved by the Board of Directors. As a result of the current transition in BestNet's Board of Directors, a decision on Mr. Blanchard's and Mr. Jachim's 2002 options was deferred and to date none have been granted.


                                OPTION EXERCISES

     The following table sets forth the number of shares covered by both exercisable and un-exercisable stock options by the Named Executive Officer during the 2002 fiscal year and the value of stock options held by such officer, as of the end of fiscal year 2002.

  AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

                                                                                            Value Of
                                                                                           Unexercised
                                                              Number of Securities        In-The-Money
                                                             Underlying Unexercised        Options At
                          Shares                               Options At FY-End           FY-End ($)
                        Acquired On                            (#) Exercisable/           Exercisable/
       Name             Exercise (#)     Realized Value ($)     Un-exercisable          Un-exercisable(1)
---------------------------------------------------------------------------------------------------------
Robert A. Blanchard        -0-                 $-0-             75,000/600,000                $0/$0
Paul H. Jachim             -0-                 $-0-             80,000/480,000                $0/$0

-------------------

(1) Calculated based on $0.50, which was the closing sales price of our common stock as quoted on the OTC Bulletin Board on July 25, 2003, multiplied by the number of applicable shares in-the-money less the total exercise price.

Amendment Or Repricing Of Options

     During fiscal 2002, the Company did not amend or re-price any of its stock options held by executive officers of the Company.

Employment Contracts

     On August 3, 2001, the Company entered into an employment agreement with Robert A. Blanchard, under which Mr. Blanchard will serve as President and Chief Executive Officer, for a three-year term expiring on August 20, 2004. Under Mr. Blanchard's employment agreement, he is to receive a base salary of $190,000, and is entitled to participate in our stock option plans and our other generally available benefit programs. Upon execution of the employment agreement, Mr. Blanchard also was granted options to purchase an aggregate of 500,000 shares of our common stock subject to the following vesting terms: (a) 25,000 shares were subject to the achievement of certain specified performance goals set at the mutual agreement of BestNet and Mr. Blanchard, which were achieved, (b) 25,000 shares were due to vest on January 1, 2002, provided Mr. Blanchard successfully completed financing transactions initiated by Mr. Blanchard that yielded net proceeds to BestNet of $3,000,000, and (c) 450,000 shares vest in one-third increments over a three-year period commencing one year from the date of grant.

     Mr. Blanchard's employment agreement provides that should we terminate his employment without cause, or should Mr. Blanchard terminate his employment agreement for good reason, he will receive his then effective base salary and other benefits provided by the employment agreement immediately following the

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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effective date of termination of employment for a period of twelve months. Mr.
Blanchard also will be entitled to exercise any options that were vested as of the date of termination for a period of six months thereafter. If Mr. Blanchard's employment is terminated without cause following a change in control of BestNet (as defined in the employment agreement), he will receive an amount equal to his then effective annual base salary, which will be payable over a period of six months following the termination date. If Mr. Blanchard terminates his employment agreement without good reason, he will not receive any severance benefits.

     Under Mr. Blanchard's employment agreement, he has agreed not to compete against the Company after the termination of his employment agreement for a period of twelve months after the effective date of such termination. This twelve-month non-compete period is extended by the number of days included in any period of time during which Mr. Blanchard is or was engaged in activities constituting a breach of the non-compete provisions in his employment agreement.

     On December 1, 2001, the Company entered into an employment agreement with Paul H. Jachim, under which Mr. Jachim will serve as Chief Operating Officer for a three-year term expiring December 1, 2004. Under Mr. Jachim's employment agreement, he is to receive an annual base salary of $165,000, and is entitled to participate in our stock option plans and our other generally available benefit programs. Upon execution of the employment agreement, Mr. Jachim also was granted options to purchase an aggregate of 400,000 shares of our common stock subject to the following vesting terms: (a) 20,000 shares were subject to the achievement of certain specified performance goals set at the mutual agreement of BestNet and Mr. Jachim, which were achieved, (b) 20,000 shares were due to vest on January 1, 2002, provided Mr. Jachim successfully established network and operations processes and procedures that were, in the opinion of our President and Chief Executive Officer, sufficient to successfully serve customers of BestNet, and (c) 360,000 shares vest in one-third increments over a three-year period commencing one year from the date of grant.

     Mr. Jachim's employment agreement provides that should the Company terminate his employment without cause, or should Mr. Jachim terminate his employment agreement for good reason, he will receive his then effective base salary and other benefits provided by the employment agreement immediately following the effective date of termination of employment for a period of twelve months. Mr. Jachim also will be entitled to exercise any options that were vested as of the date of termination for a period of six months thereafter. If Mr. Jachim's employment is terminated without cause following a change in control of BestNet (as defined in the employment agreement), he will receive an amount equal to his then effective annual base salary, which will be payable over a period of six months following such termination date. If Mr. Jachim terminates his employment agreement without good reason, he will not receive any severance benefits.

     Under Mr. Jachim's employment agreement, he has agreed not to compete against the Company after the termination of his employment agreement for a period of twelve months after the effective date of such termination. This twelve-month non-compete period is extended by the number of days included in any period of time during which Mr. Jachim is or was engaged in activities constituting a breach of the non-compete provisions in his employment agreement.

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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     Both Messrs. Blanchard and Jachim were entitled to receive incentive compensation in the form of stock options for the achievement of certain performance objectives during Fiscal 2002, but deferred the receipt of such compensation until such time as compensation could be reviewed by a compensation committee of the Company's Board of Directors comprised of independent directors.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company has developed and implemented compensation policies and programs to improve the Company's overall financial performance and thus improve shareholder value by aligning the interests of senior management with those of its shareholders. The Company's compensation committee, which is comprised entirely of independent members of the Company's Board of Directors, has just been reinstated. No awards of options were made to the Company's executives in fiscal 2002.

Base Salary and Bonuses

     Each Company executive receives a base salary that, when aggregated with their other incentive-based compensation, is intended to be competitive with similarly situated executives in the Company's industry. The Company typically targets base pay at the minimum level necessary to attract highly qualified executives, which is currently less than market rates. In determining salaries, the Company takes into account individual experience and performance and specific needs particular to the Company. The Company did not pay any cash bonuses in fiscal 2002.

Options

     Because the long-term financial success of the Company depends to a significant degree on its management team, the Company believes that it is crucial for its management team to have an equity stake in the Company. Thus, the Company makes option grants to key executives from time to time. In making option awards, the Company reviews the level of awards granted to executives at companies in the Company's industry, the awards granted to other executives within the Company and the individual officer's specific role at the Company. Although the Company, in some cases, pays base salaries to executives that are less than market rates, the Company believes that its option awards enable it to attract and retain highly qualified executives.

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                                (Proposal No. 2)

     The Board of Directors has deemed it advisable and recommends that the stockholders approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares. The Board of Directors feels this increase is critical to the Company. The Board further advises that failure to approve this proposal could result in the Company's inability to meet current and future obligations, and may force the Company to seek protection under bankruptcy laws. Upon approval of the above amendment by the Company's stockholders, the Company intends to file an amendment to its Articles of Incorporation with the Secretary of State of Nevada setting forth such change.

     The approval of additional shares of Common Stock will:

o Provide for additional funding for growth by enabling conversion of the preferred stock and exercise of the warrants associated with the Company's March 2003 unit offering.

o Enable the Company to obtain additional capital to further accelerate marketing and sales efforts.

o  Provide equity for strategic acquisitions to further accelerate growth.

     Approval of the amendment to the Articles of Incorporation requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the Annual Meeting in person or by proxy.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
         "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF THE COMPANY'S COMMON STOCK.

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                (Proposal No. 3)

     The Board of Directors has selected Semple & Cooper, LLP. ("Semple") as the independent public accountants for the Company, and recommends that the shareholders vote for ratification of such appointment. Shareholder ratification of the selection of Semple as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Semple for shareholder ratification as a matter of good corporate practice. The Company has engaged Semple to serve as the Company's principal accountants for several years. Notwithstanding the selection, the Board in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                              "FOR" THIS PROPOSAL.


Annual Report

     The 2002 Annual Report of the Company, which was mailed to stockholders with this Proxy, contains financial and other information about the activities of the Company that is not incorporated into this Proxy Statement, and should not be considered part of these proxy solicitation materials.

     Upon written request, the Company will provide to each shareholder of record as of the Record Date, for a fee equivalent to the Company's out-of-pocket expenses, a copy of any Exhibits listed in the Form 10-KSB for the fiscal year ended August 31, 2002. Any such request should be directed to the Company's Secretary at the Company's executive offices at 5075 Cascade Road, SE, Suite A, Grand Rapids, MI 49546.

Voting By Proxy

     In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to attend. Any shareholder may, without affecting any vote previously taken, revoke a written proxy by giving notice of revocation to the Company in writing or by executing and delivering to the Company a later dated proxy.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Robert A. Blanchard, Chairman,
                                            President & CEO

Grand Rapids, Michigan
August 5, 2003

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
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                          BestNet Communications Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BESTNET COMMUNICATION CORP. FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of BestNet Communications Corp., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated August 18, 2003, and hereby appoints Robert A. Blanchard and Paul H. Jachim, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of BestNet Communication Corp. to be held at the Doubletree Suites Phoenix Gate located at 320 N. 44th Street, Phoenix, Arizona, 85008 on September 17, 2003 at 10:00 a.m., Mountain Standard Time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1.   ELECTION OF DIRECTORS

     [ ] FOR the six (6) nominees listed below (except as marked to the contrary below):

              Robert A. Blanchard      Richard Bourke      Christopher J. Grant
              Paul H. Jachim           Randel S. Moore     James B. Woodcock

     [  ] WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


--------------------------------------------------------------------------------



     The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

     [  ]     FOR             [  ]     AGAINST            [  ]     ABSTAIN


3.   RATIFICATION OF SEMPLE & COOPER, LLP AS THE COMPANY'S INDEPENDENT AUDITORS

     [  ]     FOR             [  ]     AGAINST            [  ]     ABSTAIN

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BESTNET COMMUNICATIONS CORP. - PRE 14A - Preliminary Proxy Statement
--------------------------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

Dated:                     , 2003
        ----------  -------

                                        Please sign exactly as your name appears above. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        SIGNATURES:


                                        ---------------------------------------


                                        ---------------------------------------


                                        ---------------------------------------

Please return in the enclosed, postage-paid envelope.

         I Will ________   Will not ______ attend the Annual Meeting.


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